UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________________________________________________________________________

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12
TRIPLEPOINT VENTURE GROWTH BDC CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
March 9, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”), to be held electronically via live webcast on Thursday, May 13, 2021 at 10:00 a.m., Pacific Time. The live webcast will be accessible over the internet at www.virtualshareholdermeeting.com/TPVG2021.
The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect two directors of the Company; (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (3) to transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 8, 2021. It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the meeting electronically via the live webcast, we urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote and participation in the governance of the Company is very important to us.

                                Sincerely yours,

                                /s/ James P. Labe
                                James P. Labe
                                Chief Executive Officer and Chairman of the Board

TRIPLEPOINT VENTURE GROWTH BDC CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021
Notice is hereby given to the holders of shares of common stock, $0.01 par value per share, (the “Stockholders”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”) that:
The Company's 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held electronically via live webcast on Thursday, May 13, 2021 at 10:00 a.m., Pacific Time, to consider and vote on the following proposals:
1. To elect two Class I directors of the Company who will each serve until the 2024 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;
2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3. To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/TPVG2021. We have enclosed our annual report on Form 10-K for the year ended December 31, 2020, proxy statement and a proxy card.
We intend to mail, or otherwise make available, these materials on or about March 9, 2021, to all stockholders of record entitled to vote at the Annual Meeting. Our Board of Directors has fixed the close of business on March 8, 2021, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.
Even if you plan to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or authorize your proxy by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
                                 Sincerely yours,

                                /s/ Sajal K. Srivastava
                                Sajal K. Srivastava
                                Secretary
Menlo Park, California
March 9, 2021

This is an important Annual Meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet or by telephone. Please see the enclosed proxy statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to this Annual Meeting, you still may attend the meeting and vote your shares electronically via the live webcast if you wish to change your vote.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 13, 2021

Our notice of the Annual Meeting, proxy statement, and annual report on Form 10-K for the year ended December 31, 2020 are available on the Internet at www.proxyvote.com.
The following information applicable to the Annual Meeting may be found in the notice of the Annual Meeting, proxy statement and accompanying proxy card:
•The date, time and location of the meeting;
•A list of the matters intended to be acted on and our Board of Directors' recommendations regarding those matters;
•Any control/identification numbers that you need to access your proxy card; and
•Information on how to obtain directions to attend the Annual Meeting electronically via the live webcast.

TRIPLEPOINT VENTURE GROWTH BDC CORP.
2755 Sand Hill Road, Suite 150
Menlo Park, California 94025
(650) 854-2090
PROXY STATEMENT
For
2021 Annual Meeting of Stockholders
To Be Held on May 13, 2021
This document provides the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TriplePoint Venture Growth BDC Corp., a Maryland corporation (the “Company,” “TPVG,” “we,” “us” or “our”), for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held electronically via live webcast on Thursday, May 13, 2021 at 10:00 a.m., Pacific Time, and at any postponements or adjournments thereof. The live webcast will be accessible over the Internet at www.virtualshareholdermeeting.com/TPVG2021. To participate in the Annual Meeting electronically, you will need the Control Number included on your proxy card.
This Proxy Statement, the Notice of Annual Meeting, the accompanying proxy card and the Company’s Annual Report on Form 10-K (the “2020 Annual Report”), which includes audited financial statements for the year ended December 31, 2020, are first being released to the Company’s stockholders of record as of the close of business on March 8, 2021 (the “Stockholders”) on or about March 9, 2021.
We encourage you to access the Annual Meeting prior to the start time. The live webcast will begin promptly at 10:00 a.m., Pacific Time on May 13, 2021. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. Technical support will be available on the meeting website starting approximately 9:45 a.m., Pacific Time and will remain available until the Annual Meeting has finished. The virtual meeting platform is fully supported across browsers (e.g., Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection if they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting. Please see “How to Participate in the Annual Meeting” below for additional details.
We encourage you to vote your shares, either by voting electronically via the live webcast of the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign, date and mail the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives it in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the ratification of the Company's independent registered public accounting firm. If any other business is brought before the Annual Meeting, your votes will be cast at the discretion of the proxy holders, subject to applicable SEC rules.
Any stockholder “of record” (i.e., stockholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company’s Secretary in writing before the Annual Meeting or by voting electronically via the live webcast of the Annual Meeting. However, the mere presence of the stockholder at the Annual Meeting does not revoke the proxy. Any stockholder of record attending the Annual Meeting virtually by live webcast may vote electronically whether or not he or she has previously authorized his or her shares to be voted by proxy.
If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting. If your shares are registered in the name of a bank, brokerage firm or other nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting. Unless revoked as stated above, the shares of common stock represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.

If you want to submit a question during the Annual Meeting, log into the live webcast at www.virtualshareholdermeeting.com/TPVG2021, type your question into the “Ask a Question” field, and click “Submit.”
Only questions submitted via the live webcast that are pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by Stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same Stockholder. The Company intends to post and answer questions pertinent to the Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints online at the Company’s website at www.tpvg.com. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until one week after posting.
PURPOSE OF ANNUAL MEETING
At the Annual Meeting, you will be asked to consider and vote on the following proposals:
1.To elect two Class I directors of the Company who will each serve until the 2024 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified;
2.To ratify the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and
3.To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.
VOTING SECURITIES
You may vote at the Annual Meeting only if you were a Stockholder of record at the close of business on March 8, 2021 (the “Record Date”) or if you hold a valid proxy from a Stockholder of record as of the Record Date. There were 30,881,965 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding on the Record Date. Each share of Common Stock entitles the holder to cast one vote on each matter properly brought before the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.
QUORUM REQUIRED
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically via the live webcast or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
HOW TO PARTICIPATE IN THE ANNUAL MEETING
The Annual Meeting will be conducted virtually, on Thursday, May 13, 2021 at 10:00 a.m., Pacific Time, via live webcast.
Stockholders of record can participate in the Annual Meeting virtually by logging in to www.virtualshareholdermeeting.com/TPVG2021 and following the instructions provided. We recommend that you log in at least ten minutes before the Annual Meeting to ensure you are logged in when the meeting starts. Only registered Stockholders as of the Record Date may submit questions and vote at the Annual Meeting. You may still virtually participate in the Annual Meeting if you vote by proxy in advance of the Annual Meeting.
Upon written request from a Stockholder of record as of the Record Date, the Company's legal counsel, Dechert LLP, will stream the webcast live at its offices located at 1900 K Street NW, Washington, DC 20006. Please note that no members of the Company's management or the Board will be in attendance at this location. If you wish to attend the Annual Meeting via webcast at the Washington, DC offices of Dechert LLP, please submit a written request to TriplePoint Venture Growth BDC Corp., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, to be received no later than May 12, 2021. Your written request must include your name as stockholder of record and the number of shares of the Company’s common stock you hold.
Please note that if you hold your shares through a bank, broker or other nominee (i.e., in street name), you may be able to authorize your proxy by telephone or the Internet, as well as by mail.  You should follow the instructions you receive from your bank, broker or other nominee to vote these shares. Also, if you hold your shares in street name, you must obtain a proxy executed in your favor from your bank, broker or nominee to be able to participate in and vote via the Annual Meeting webcast.

The Company and Dechert LLP are sensitive to the health and travel concerns of the Company's stockholders and recommendations from public health officials. Due to the difficulties arising from COVID-19, the location, means, or other details of attending the webcast of the Annual Meeting at Dechert LLP's Washington, DC offices may change. In the event of such a change, and if a stockholder of record has requested to attend the meeting via webcast at Dechert LLP's Washington, DC offices, the Company will issue a press release announcing the change and file the announcement on the SEC's EDGAR system, along with other steps, but may not deliver additional soliciting materials to stockholders or otherwise amend the proxy materials. The Company plans to announce these changes, if any, at www.tpvg.com, and encourages you to check the “Investor Relations” and “News” sections of this website prior to the Annual Meeting if you plan to attend the webcast at the Washington, DC offices of Dechert LLP.
VOTES REQUIRED
Proposal 1 — Election of Directors
The nominee directors will be elected by the affirmative vote of a plurality of the votes cast in the election of such directors. If you instruct your proxy to “withhold authority” with respect to either nominee director, your votes will not be cast with respect to the person indicated. Because the nominee directors are elected by a plurality of the votes cast, an instruction to “withhold authority” will have no effect on the outcome of the vote. In addition, for purposes of the election of directors, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
Routine and Non-Routine Proposals and Broker Non-Votes
If a Stockholder does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the Stockholder’s shares on non-routine proposals.
Proposal 1, the election of two Class I directors of the Company who will each serve until the 2024 annual meeting of the Company’s stockholders, or until their respective successors are duly elected and qualified, is considered a non-routine matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have, or chooses not to exercise, discretionary authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposal 1.
For purposes of Proposal 1, broker non-votes will have no effect on the result of the vote.
Proposal 2, the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a routine matter under applicable rules. A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal 2.
Adjournment and Additional Solicitation
If there appear to be insufficient votes to obtain a quorum at the Annual Meeting, the chairman of the meeting or the Stockholders who are represented in person (electronically via the live webcast) or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Sajal K. Srivastava and James P. Labe are the persons named as proxies and, if adjournment is submitted to the Stockholders for approval, will vote proxies held by each of them for such adjournment to permit the further solicitation of proxies. Approval of any proposal to adjourn the Annual Meeting submitted to the Stockholders for approval requires the affirmative vote of a majority of the votes cast on the proposal.
A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

INFORMATION REGARDING THIS SOLICITATION
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of common stock held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its reasonable expenses in so doing. The Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay a fee of approximately $50,000 plus reimbursement of out-of-pocket expenses for these services. Please note that Broadridge may solicit stockholder proxies by telephone on behalf of the Company. They will not attempt to influence how you vote your shares, but only ask that you take the time to authorize your proxy. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to the Company's proxy tabulation firm.
In addition to the solicitation of proxies by mail, proxies may be solicited from stockholders in person and/or by telephone, electronic mail, facsimile or other electronic means by directors or officers of the Company and/or officers or employees of TriplePoint Advisers LLC (the “Adviser”), the Company's external investment adviser. The Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. No additional compensation will be paid to directors, officers or regular employees of the Company or the Adviser, as applicable, for such services.
Stockholders may authorize proxies and provide their voting instructions through the Internet, by telephone, or by mail by following the instructions on the proxy card. These options require Stockholders to input the Control Number, which is provided on the proxy card. If you authorize a proxy using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.
If a Stockholder wishes to participate in the Annual Meeting but does not wish to authorize his, her or its proxy by telephone or Internet, the Stockholder may authorize a proxy by mail by completing and executing the accompanying proxy card and returning it in the postage-paid envelope or attend the Annual Meeting via live webcast.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Our directors consist of interested directors and independent directors. An interested director is an “interested person,” as defined in Section 2(a)(19) the 1940 Act, of the Company (the “Interested Directors”), and independent directors are all other directors (the “Independent Directors”).
The following table shows information as of the Record Date, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.
As of the Record Date, 30,881,965 shares of our Common Stock were issued and outstanding. Unless otherwise indicated, all persons named as beneficial owners of our Common Stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Name and Address	Shares Owned (1)		Percentage of Common Stock Outstanding(2)
James P. Labe	135,012	(3)	*
Sajal K. Srivastava	198,334		*
Christopher M. Mathieu	15,500		*
Gilbert E. Ahye	3,000		*
Steven P. Bird	50,000		*
Stephen A. Cassani	4,597		*
Cynthia M. Fornelli	1,100		*
All directors and executive officers as a group (7 persons)	407,543		1.32%
Goldman Sachs Asset Management, L.P. (4)	1,794,007		5.81%
*Represents less than 1.0% of the issued and outstanding shares of our Common Stock as of the Record Date.
(1)Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.
(2)Based on a total of 30,881,965 shares of Common Stock issued and outstanding on the Record Date.
(3)Includes 250 shares of Common Stock indirectly held in children’s custodian trust accounts, for which Mr. Labe disclaims beneficial ownership except to the extent of his pecuniary interests therein.
(4)Based on information provided in a Schedule 13G/A filed on February 11, 2020, Goldman Sachs Asset Management, L.P. (“GSAM”) reported shared voting and dispositive power with respect to 1,794,007 shares of our Common Stock. GSAM is the investment manager to Vintage VII Mgr Hlds LP, Vintage VII A2 Offshore Holdings LP, Vintage VII B Offshore Holdings LP, and Vintage VII B2 Offshore Corporate Holdings LP and may be deemed to share beneficial ownership of the shares of Common Stock of which such entities are the record owner. In addition, GSAM is the investment manager to DALPP, L.P., FPP Alternative Investments I, LP, RA Program LP, Vintage VII LP, Vintage VII B LP and Vintage VII Emp LP, and may be deemed to share beneficial ownership of the shares of Common Stock of which such entities may share beneficial ownership. Finally, GSAM, by virtue of its relationship to VF VII Advisors LLC, may be deemed to share beneficial ownership of the shares of Common Stock of which VF VII Advisors LLC may be deemed to share beneficial ownership.
The Schedule 13G/A does not include any information regarding shares acquired or sold since the date of such Schedule 13G/A. The business address of Goldman Sachs Asset Management L.P. is 200 West Street, New York, NY 10282.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Common Stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2020, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exceptions: each of Gilbert E. Ahye and Stephen A. Cassani, Independent Directors, filed late one Form 4 with respect to one transaction in shares of Common Stock during the reporting period.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS
Information as to the beneficial ownership listed in the table below is based on information furnished to the Company by the persons listed in the table. We are not part of a “family of investment companies,” as that term is defined under SEC rules. The following table sets forth the dollar range of our Common Stock beneficially owned by each of our directors as of the Record Date.

Name of Director	Dollar Range of Equity Securities in TriplePoint Venture Growth BDC Corp. (1)(2)
Independent Directors
Gilbert E. Ahye	$10,001 - $50,000
Steven P. Bird	Over $100,000
Stephen A. Cassani	$50,001 - $100,000
Cynthia M. Fornelli	$10,001 - $50,000
Interested Directors
James P. Labe	Over $100,000
Sajal K. Srivastava	Over $100,000
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Stock of $14.57 on the Record Date on the New York Stock Exchange (“NYSE”). Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
PROPOSAL 1: ELECTION OF DIRECTORS
In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), the Board currently has six members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring at the annual meeting of the Company’s stockholders each year. After this election, the terms of Class I, Class II and Class III directors will expire in 2024, 2022 and 2023, respectively. Each director will hold office for the term to which he or she is elected, or until his or her successor is duly elected and qualifies.
A Stockholder can vote “for” or “withhold” authority to vote for, or instruct his, her or its proxy to vote “for” or “withhold” his, her or its vote from, each of the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If any nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that either Stephen A. Cassani or Sajal K. Srivastava will be unable or unwilling to serve.
THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
Information about the Nominees and Non-Nominee Directors
Certain information with respect to the Class I nominees for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, principal occupations or employment, all positions and offices such person has held with the Company, the period during which he or she has served as a director of the Company and certain other directorships that such person holds.
Each of Stephen A. Cassani and Sajal K. Srivastava has been nominated for election as a Class I director for a term expiring at the annual meeting of the Company’s stockholders in 2024. Neither Mr. Cassani nor Mr. Srivastava is being proposed for election pursuant to any agreement or understanding between Mr. Cassani or Mr. Srivastava, on the one hand, and the Company or any other person or entity, on the other hand.

Nominees for Class I Directors – Term Expiring 2024
Mr. Srivastava is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Investment Officer, President, Treasurer and Secretary of the Company and his relationship with, and indirect financial interest in, the Adviser, a wholly owned subsidiary of TriplePoint Capital LLC (“TPC”). Mr. Cassani is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
Sajal K. Srivastava – 45	Chief Investment Officer, President, Treasurer, Secretary and Director	Class I Director since 2013; Term Expires 2021	Serves as the Co-CEO of TriplePoint Capital LLC; Chief Investment Officer, President, Treasurer, Secretary and Director of TriplePoint Private Venture Credit Inc. (“TPVC”)	2	TPVC, a non-listed BDC
Independent Director
Stephen A. Cassani – 54	Director	Class I Director since 2013; Term Expires 2021	Co-founder of Haven Capital Partners, located in Palo Alto, California, since 2009	2	TPVC, a non-listed BDC
Class II Directors – Term Expiring 2022 (continuing director not up for re-election at the Annual Meeting)
Mr. Ahye and Mr. Bird are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Independent Directors
Gilbert E. Ahye – 73	Director	Class II Director since 2013; Term Expires 2022	Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 through 2016 and adviser of the private equity firm of Certares since September 2014	2	TPVC, a non-listed BDC

Steven P. Bird – 66	Director	Class II Director since 2013; Term Expires 2022	Co-founder and General Partner of Focus Ventures, located in Palo Alto, California, from 1997 to 2019	1	None

Class III Directors – Term Expiring 2023 (continuing director not up for re-election at the Annual Meeting)
Mr. Labe is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and his relationship with, and indirect financial interest in, the Adviser. Ms. Fornelli is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(2)	Other Public Directorships Held by Director or Nominee for Director During the Past 5 years
Interested Director
James P. Labe – 64	Chief Executive Officer, Chairman of the Board	Class III Director since 2013; Term Expires 2023	Serves as the Co-CEO of TriplePoint Capital LLC; Chief Executive Officer and Chairman of TPVC	2	TPVC, a non-listed BDC
Independent Director
Cynthia M. Fornelli – 60	Director	Class III Director since December 2019; Term Expires 2023	Independent consultant to the Professionally Managed Portfolios, a mutual fund complex, since January 2021; Executive Director of Center for Audit Quality from 2007 to May 2019	2	TPVC, a non-listed BDC
(1)The business address of each of our directors is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
(2)Including the Company.
Information About Each Director’s Experience, Qualifications, Attributes or Skills
Below is additional information about each director and director-nominee (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each person possesses, and which has led our Nominating and Corporate Governance Committee to conclude that the person should serve on the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law), public service or academic positions, experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors interact with the Adviser and also may benefit from information provided by the Company’s outside legal counsel. The Company’s outside legal counsel has significant experience advising funds, including other business development companies, and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.
Experience, Qualifications, Attributes and/or Skills that Led to the Board’s Conclusion that Such Individuals Should Serve as Directors of the Company
The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. There is no familial relationship among any of the members of our Board or our executive officers. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors
James P. Labe
The Board benefits from James P. Labe’s business leadership and experience and knowledge of the venture capital lending industry. Mr. Labe has been involved in the venture capital lending and leasing segment for more than 35 years and played a key role in making venture capital lending and leasing a regular source of capital for venture capital-backed companies. In particular, Mr. Labe founded and served as Chief Executive Officer of Comdisco Ventures, a division of Comdisco, Inc., which managed more than $3 billion in loan and lease transactions for more than 870 venture capital-backed companies and generated more than $500 million in cumulative pre-tax profits over 15 years during his tenure. Prior to joining Comdisco, Mr. Labe was employed by Equitec Financial Group. Mr. Labe has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s investment originations and venture capital relationship management efforts since its inception in 2006. Mr. Labe received a Bachelor of Arts degree from Middlebury College and received an Executive Master of Business Administration degree from the University of Chicago.
Sajal K. Srivastava
Sajal K. Srivastava brings to the Board strong investment, credit and operating leadership experience along with a venture lending, leasing and technology finance background. Mr. Srivastava has served as a voting member of TPC’s Investment Committee and has led and overseen TPC’s day-to-day operations, credit and investment analysis, account servicing, portfolio monitoring, legal and finance groups since co-founding TPC with Mr. Labe. Prior to co-founding TPC, Mr. Srivastava worked with Mr. Labe at Comdisco Ventures where he, as head of their Investment and Credit Analyst team, structured, negotiated and managed venture lending and leasing transactions and also managed the diligence and credit analysis team. Before joining Comdisco, Mr. Srivastava was a Financial Analyst with Prudential Securities’ Technology Investment Banking Group. Mr. Srivastava received a Bachelor of Arts degree in Economics from Stanford University and received a Master of Science degree in Engineering Economic Systems and Operations Research from Stanford University.
Independent Directors
Gilbert E. Ahye
Gilbert E. Ahye brings to the Board expertise in accounting and business development. Mr. Ahye served as Vice Chairman of American Express Global Business Travel, a joint venture with American Express and a group of private investors, from September 2014 until 2016. In September 2014, he also became an adviser to the private equity firm of Certares. While at American Express Mr. Ahye had a longstanding career as a senior executive in finance, business development, investment, and mergers and acquisitions, and was at American Express for more than 30 years. Mr. Ahye served as the Executive Vice President – Chief Development Officer at American Express from May 2003 through August 2014 where he led the Corporate Development / M&A and Innovation group and was a member of American Express’s Global Management Team. During his time at American Express, Mr. Ahye also served as Chief Financial Officer of the U.S. Consumer Card Business from 1996 to 1999 and Treasurer of International and Domestic Treasury from 1985 to 1988. Prior to joining American Express, Mr. Ahye was head of Capital Budgeting for International Paper Company from 1978 to 1981. From 1977 to 1978, Mr. Ahye served as a Manager at Union Carbide Corporation. From 1971 to 1977, Mr. Ahye served as Senior Auditor at Ernst & Young. Mr. Ahye is a member of both the American and New York State Societies of CPAs. Mr. Ahye also serves as an advisor to a payments company in China. Mr. Ahye was named to Black Enterprise Magazine’s 75 Most Powerful Blacks on Wall Street in 2006. Mr. Ahye received a Bachelor of Science degree from Manhattan College, a Master of Business Administration degree from St. John’s University and has a Certified Public Accountant accreditation.
Steven P. Bird
Steven P. Bird brings to the Board a diverse knowledge of business and finance. Mr. Bird is a well-known veteran of the Silicon Valley venture capital community as a result of a twenty-year career working with leading venture capital funds in both venture capital investing as well as venture capital debt financing. Mr. Bird is a co-founder of Focus Ventures, located in Palo Alto, California, and served as a General Partner from its founding in 1997 to 2019. Focus Ventures, which invests in privately held, expansion stage technology companies, has managed over $830 million in assets, and Mr. Bird focused on investments in enterprise software and internet services. Prior to co-founding Focus Ventures, from 1994 to 1996, Mr. Bird was a Managing Director at Comdisco Ventures Inc. where he was involved with debt and equity capital investments for emerging growth companies. From 1984 to 1992, Mr. Bird was a General Partner at First Century Partners, a venture capital fund affiliated with Smith Barney Inc. From 1992 to 1994, Mr. Bird was a Manager at Bain & Company, a management consulting firm where he worked with companies in the communications, software, and semiconductor industries. From 1977 to 1991, Mr. Bird worked as a Senior Development Engineer in software development at Battelle Northwest Laboratories. Mr. Bird received a Bachelor of Science degree from Stanford University, a Master of Science in Mechanical Engineering degree from Stanford University and a Master of Business Administration degree from the Stanford Graduate School of Business.

Stephen A. Cassani
Stephen A. Cassani brings to the Board a diverse knowledge of business, finance and capital markets. Mr. Cassani has had a long-standing career of over twenty-five years in investment banking and finance relating to growth stage venture capital and private equity-backed companies and in real estate. Mr. Cassani is a co-founder of Haven Capital Partners, a real estate investment, development and management company founded in 2009 and located in Palo Alto, California. At Haven Capital Partners, Mr. Cassani oversees a family office with extensive real estate holdings, where his duties include managing commercial development projects as well as new investment opportunities. Prior to co-founding Haven Capital Partners, Mr. Cassani spent most of his career in investment banking, most recently serving as a Managing Director at Citigroup Global Markets, where from 2001 to 2008 he led the firm’s west coast private capital markets business focusing primarily on expansion and growth stage venture capital and private equity backed companies. From 2000 to 2001, Mr. Cassani served as Vice President of Client Management for Brand3, a venture-backed software company. From 1996 to 2000, Mr. Cassani was a Principal in the investment banking group at Montgomery Securities / Banc of America Securities, with a focus on the consumer sector. Prior to that, Mr. Cassani began his investment banking career in the Private Equity Placements Group at Chase Securities, Inc. Mr. Cassani received a Bachelor of Arts degree from the University of California, Berkeley and a Master of Business Administration degree from Columbia Business School.
Cynthia M. Fornelli
Cynthia M. Fornelli brings to the Board a diverse knowledge of accounting, regulatory affairs and capital markets. Ms. Fornelli has served as an independent consultant to the Professionally Managed Portfolios, a mutual fund complex, since January 2021. Ms. Fornelli launched the Center for Audit Quality (the “CAQ”), an autonomous, nonpartisan, and nonprofit public policy advocacy organization dedicated to enhancing investor confidence and public trust in the global capital markets, in 2007, and served as its Executive Director until May 2019. Prior to launching the CAQ, Ms. Fornelli was a Senior Vice President of Regulatory and Conflicts Management at Bank of America from 2004 to 2006. Between 1999 and 2004, Ms. Fornelli worked at the U.S. Securities and Exchange Commission’s Division of Investment Management including as Deputy Director from 2001 to 2004. Ms. Fornelli is currently a member of the advisory board of a number of organizations and received her Bachelor of Arts degree from Purdue University and her Juris Doctor from The George Washington University.
Corporate Governance
We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations. Our corporate governance guidelines are available on our website at www.tpvg.com.
Director Independence
NYSE corporate governance rules require that listed companies have a board of directors consisting of a majority of independent directors. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under NYSE corporate governance rules, the Exchange Act, the 1940 Act and our corporate governance guidelines. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Valuation Committee, and the Compensation Committee to Independent Directors.
Our Board currently consists of six members, four of whom are classified under applicable NYSE listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as not “interested persons.” Based on these independence standards and the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined that the following directors are independent:
Gilbert E. Ahye
Steven P. Bird
Stephen A Cassani
Cynthia M. Fornelli
Our Board considers portfolio investments and transactions in which our Independent Directors may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related Party Transactions” in evaluating each director’s independence under the 1940 Act and applicable NYSE listing standards, and the Board determined that no such transaction would impact the ability of any Independent Director to exercise independent judgment or impair his independence.
The Board’s Role in Risk Oversight
Our Board performs its risk oversight function primarily through (1) its four standing committees, which report to the entire Board and which are comprised solely of Independent Directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.

As described in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, the Valuation Committee, and the Compensation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.
The Audit Committee of the Board (which consists of all the Independent Directors) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Valuation Committee is responsible for aiding the Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Compensation Committee’s risk oversight responsibilities include annually reviewing and recommending to our Board for approval the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser and the Administration Agreement (the “Administration Agreement”) between the Company and TriplePoint Administrator LLC (“Administrator”), our administrator and a subsidiary of our Adviser, including review, no less than annually, of the reimbursement by the Company to the Administrator of our allocable portion of the Administrator's overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.
Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of management reports or presentations that include details regarding the risks the firm faces. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.
Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board reviews, on an annual basis, a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The chief compliance officer’s annual report addresses, at a minimum, (a) the operation of the Company’s compliance policies and procedures and those of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.
We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject under the 1940 Act as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally are not permitted to acquire any “non-qualifying asset” for purposes of Section 55 of the 1940 Act unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets, and we are generally not permitted to co-invest with affiliates and/or investment funds, accounts and vehicles managed by affiliates, unless in accordance with the terms of the exemptive order granted by the SEC to us and certain of our affiliates on March 28, 2018 (the “Exemptive Order”) and subject to certain exceptions.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.
The Board’s Composition and Leadership Structure
Our Board monitors and performs an oversight role with respect to the business and affairs of TPVG, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to TPVG. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement of, and reviews the performance of, our independent public accounting firm.

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of the Company’s six directors are Independent Directors (and are not “interested persons”). However, James P. Labe, Chief Executive Officer of TPC, and therefore an interested person of the Company, serves as Chairman of the Board. The Board believes that it is in the best interests of stockholders for Mr. Labe to lead the Board because of his broad experience with the day-to-day management and operations of other companies and his significant background in venture capital lending and leasing, as described above. The Board does not have a lead independent director. The Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Company because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its relatively small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our Adviser and the Board.
We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of four standing committees comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.
Board Meetings
For the year ended December 31, 2020, our Board held eleven Board meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board during the year ended December 31, 2020. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings and encourage directors to attend the Company’s annual meetings of stockholders. All of the directors attended the 2020 annual meeting of stockholders.
Committees of the Board of Directors
Audit Committee
The members of our Audit Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani and Cynthia M. Fornelli, each of whom meets the independence standards established by the SEC and the NYSE for audit committees and is independent for purposes of the 1940 Act. Mr. Ahye serves as Chairman of our Audit Committee. Our Board has determined that Mr. Ahye is an “audit committee financial expert” under SEC rules. Our Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. For the year ended December 31, 2020, our Audit Committee met four times. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants. The Audit Committee has adopted a written Audit Committee Charter that is available on the Company’s website at www.tpvg.com.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Stephen A. Cassani, Gilbert E. Ahye, Steven P. Bird and Cynthia M. Fornelli. Mr. Cassani serves as Chairman of our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible for identifying, selecting and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of our Board, developing and recommending to our Board a set of corporate governance principles and overseeing the evaluation of our Board and our management. For the year ended December 31, 2020, our Nominating and Corporate Governance Committee met two times.
The Nominating and Corporate Governance Committee considers stockholder proposals for possible nominees for election as directors when such proposals are submitted in accordance with the notice, information and consent provisions contained in our Bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including, among other information set forth in our Bylaws, all information relating to the proposed nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules of the NYSE. See “Submission of Stockholders Proposals” in this Proxy Statement and the relevant provisions of the Bylaws for other requirements regarding submission of stockholder proposals.

Our Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our Board, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee evaluate the membership of our Board and whether our Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website at www.tpvg.com.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the NYSE corporate governance rules, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders.
Valuation Committee
The members of our Valuation Committee are Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani and Cynthia M. Fornelli. Mr. Ahye serves as Chairman of our Valuation Committee. Our Valuation Committee is responsible for assisting our Board in determining the fair value of investments that are not publicly traded or for which current market values are not readily available. Our Board and Valuation Committee utilizes the services of independent valuation firms to help them determine the fair value of these securities. However, our Board does not require de minimis investments of less than 1% of our gross assets (up to an aggregate of 10% of our gross assets) to be independently reviewed. The Board, however, may request at its discretion to have such investments valued by an independent valuation firm. For the fiscal year ended December 31, 2020, our Valuation Committee met four times.
Compensation Committee
The members of our Compensation Committee are Steven P. Bird, Gilbert E. Ahye, Stephen A. Cassani and Cynthia M. Fornelli. Mr. Bird serves as Chairman of our Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers of the Company and for reviewing, and recommending to the Board for re-approval on an annual basis, the Advisory Agreement, including the compensation to be paid thereunder. Currently none of the Company’s executive officers is compensated directly by the Company and, as a result, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee is also responsible for reviewing the reimbursement by the Company to the Administrator of the allocable portion of the cost of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs on an annual basis.
Our Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting our Compensation Committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. Our Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in our best interests. For the year ended December 31, 2020, our Compensation Committee met two times. The Compensation Committee has adopted a written Compensation Committee Charter that is available on the Company’s website at www.tpvg.com.
Executive Sessions and Communication with the Board
The Independent Directors serving on the Board typically meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any persons who serve as part of the Company’s management. These executive sessions of the Board are presided over by one of the Independent Directors serving on the Board selected on an ad-hoc basis.

Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 or by visiting the Company’s website at www.tpvg.com. However, if Stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, or the Company’s Independent Directors as a group or individually by sending their communications to the applicable addressee, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required, however, to be forwarded to the directors. Any communications should indicate clearly the director or directors to whom the communication is being sent so that each communication, other than unsolicited commercial solicitations, may be forwarded directly to the appropriate director(s).
Information about Certain Officers Who Are Not Directors
The following information pertains to our Chief Financial Officer and Chief Compliance Officer, neither of whom serve on the Board:

Name, Address and Age(1)	Positions held with Company	Principal Occupation(s) During the Past 5 Years
Christopher M. Mathieu – 55	Chief Financial Officer	Mr. Mathieu has been our Chief Financial Officer since August 2019 and has also served as Chief Financial Officer of TPVC since 2020. Prior to joining TPC, Mr. Mathieu was a Special Advisor at iCapital Network, Inc., a financial technology platform, from July 2018 to June 2019. From 2016 to 2018, Mr. Mathieu served as Chief Financial Officer, Treasurer and Secretary of each of Sierra Income Corporation, a public-reporting business development company, and Sierra Total Return Fund, a closed-end interval fund, and as Managing Director of Medley Management Inc. (NYSE: MDLY), an alternative asset management firm sponsoring such companies. Prior to that, Mr. Mathieu served as Senior Vice President, Chief Financial Officer and Treasurer of Horizon Technology Finance Corporation (NASDAQ: HRZN), a publicly traded business development company, from 2010 until 2016. He also served as Senior Vice President and Chief Financial Officer of Horizon Technology Finance, LLC and Horizon Technology Finance Management LLC from 2003 until 2016. Before joining Horizon, Mr. Mathieu held positions at GATX Ventures, Inc., Transamerica Technology Finance, Financing for Science International, Inc. and KPMG Peat Marwick. Mr. Mathieu is a Certified Public Accountant and received a B.S. in Business Administration in Accounting from Western New England College.

Carl M. Rizzo – 69	Chief Compliance Officer
Mr. Rizzo serves as our and the Adviser’s Chief Compliance Officer, as well as Chief Compliance Officer for TPVC, through his employment with Alaric Compliance Services LLC (“Alaric”). Mr. Rizzo performs his functions as Chief Compliance Officer of the Company and the Adviser under the terms of an agreement between the Company and Alaric and between the Adviser and Alaric, respectively. He has served as a Director at Alaric since 2011 and is currently, and may be from time to time, engaged to serve as the Chief Compliance Officer for other business development companies, SEC-registered investment advisers, and other funds or managers pursuant to his employment with Alaric. Mr. Rizzo also served from May 2011 to November 2011 as interim Chief Compliance Officer for an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University, a Bachelor of Arts degree from Davidson College and a Juris Doctor from the University of Richmond’s T.C. Williams School of Law.

(1)The business address of each of our officers is c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Each officer holds his office until his successor is chosen and qualified, or until his earlier resignation or removal.

Code of Conduct, Code of Ethics and Insider Trading Policy
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Board has adopted a Code of Business Conduct and Ethics, which is posted on the Company’s website at www.tpvg.com. The Code of Business Conduct and Ethics applies to all of the Company’s directors and officers. We intend to disclose any substantive amendments to, or waivers from, our Code of Business Conduct and Ethics within four business days of the waiver or amendment through a posting on our website.
As required by the 1940 Act and the Investment Advisers Act of 1940, as amended, we and our Adviser have adopted a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of our Adviser with respect to their personal investments and investment transactions. The Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or are held by us. The Joint Code of Ethics is posted on the Company’s website at www.tpvg.com.
In addition, under the Company and the Adviser’s Insider Trading Policies and Procedures (the “Insider Trading Policy”), no partner, officer, director or employee of the Adviser, which includes the Company’s officers, together with their immediate family members, may engage in any transaction involving the Company’s securities (including any stock plan transaction, gift, loan or pledge or hedge, contribution to a trust, or any other transfer) without first obtaining pre-clearance of the transaction from the Company’s Chief Compliance Officer. The Company’s directors must also receive pre-clearance approval before trading in the Company’s securities, pursuant to the Joint Code of Ethics. Moreover, officers and directors of the Company and employees of the Adviser are prohibited from engaging in hedging transactions with respect to the Company’s securities, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds.
Compensation of Directors
The Independent Directors receive an annual fee, fees for meetings attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings in person. From January 1, 2020 to December 31, 2020, the Independent Directors received an annual fee of $80,000, $2,500 for each Board meeting attended in person, $1,500 for each telephonic Board meeting, $1,000 for each committee meeting attended in person and $500 for each telephonic committee meeting. For the year ended December 31, 2020, the chair of the Audit Committee received an additional annual fee of $10,000 and the chairs of each of the Nominating and Corporate Governance Committee, Valuation Committee, and Compensation Committee received an additional annual fee of $5,000. The following table shows information regarding the compensation earned by our directors for the year ended December 31, 2020. No direct compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from TriplePoint Venture Growth BDC Corp.(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from TriplePoint Venture Growth BDC Corp. Paid to Director(1)
Independent Directors
Gilbert E. Ahye	$127,500	$—	$127,500
Steven P. Bird	$117,500	$—	$117,500
Stephen A. Cassani	$117,500	$—	$117,500
Cynthia M. Fornelli	$112,500	$—	$112,500
Interested Directors
James P. Labe	$—	$—	$—
Sajal K. Srivastava	$—	$—	$—
(1)For a description of the Independent Directors’ compensation, see above.
(2)We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.
We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers
None of our officers receives direct compensation from us. However, Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. In addition, the Company is responsible for expenses incurred by the Administrator in connection with administering the Company’s business, including making payments to the Administrator based upon the Company’s allocable portion of the Administrator’s overhead and other expenses associated with performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the costs of compensation and related expenses of the Company’s Chief Compliance Officer and Chief Financial Officer and their respective administrative support staffs.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Certain Relationships and Related Party Transactions
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits officers and directors of the Company from engaging in any transaction where there is a conflict between such individual's personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Nominating and Corporate Governance Committee and are publicly disclosed as required by the applicable law and regulations. In addition, the Audit Committee and its chair reviews and considers related-party transactions.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company's ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
Policies and Procedures for Managing Conflicts; Co-investment Opportunities
Certain members of our Adviser’s senior investment team and its Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by TPC with similar investment objectives. Similarly, TPC has and may have other clients with similar, different or competing investment objectives.
Our investment strategy includes investments in secured loans to companies, together with, in many cases, attached equity “kickers” in the form of warrant investments, and direct equity investments. TPC also manages, and in the future may manage, other investment funds, accounts or vehicles that invest or may invest in companies and investments similar to those in our investment portfolio. Although we were formed to expand the venture growth stage business segment of TPC’s investment platform, subject to its allocation policy and applicable law, other vehicles sponsored or managed by our Adviser’s senior investment team also invest in venture growth stage companies. As a result, members of our Adviser’s senior investment team and the Investment Committee, in their roles at TPC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles managed by TPC with similar or overlapping investment objectives. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles managed by our Adviser’s senior investment team, such investment will be apportioned by our Adviser’s senior investment team in accordance with (1) our Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Co-investment opportunities will be allocated amongst us, TPC and/or investment funds, accounts and vehicles managed by the Adviser or its affiliates: (1) consistent with both the Adviser’s allocation policies and procedures and the conditions of the Exemptive Order, as applicable; and (2) and in a manner reasonably designed to ensure that investment opportunities are allocated fairly and equitably over time. Such apportionment may not be strictly pro rata, depending on the good faith determination of all relevant factors, including, without limitation, differing investment objectives, amount of capital available for each potential investing entity, diversification considerations, regulatory restrictions and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether or not a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us.

We may co-invest with TPC and/or investment funds, accounts and vehicles managed by TPC where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally are only permitted to co-invest with TPC and/or such investment funds, accounts and vehicles where the only term that is negotiated is price. However, on March 28, 2018 we, TPC and our Adviser received the Exemptive Order from the SEC, which permits greater flexibility to negotiate the terms of co-investments with TPC and/or investment funds, accounts and investment vehicles managed by TPC in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
Investment Advisory Agreement
We have entered into the Advisory Agreement with our Adviser pursuant to which we pay the Adviser a base management fee and incentive fee in exchange for the Adviser’s services sourcing, reviewing and structuring investment opportunities for us, underwriting and performing diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Board initially approved the Advisory Agreement at an in-person meeting in November 2013, and the Company entered into the Advisory Agreement in February 2014. Our Board most recently determined to re-approve the Advisory Agreement at a meeting held on October 29, 2020. Mr. Labe and Mr. Srivastava, through their indirect financial interests in our Adviser, have an indirect pecuniary interest in the investment advisory fees paid by us under the Advisory Agreement. Under the Advisory Agreement, a portion of the incentive fee is based on income that we have not yet received in cash. This fee structure may create an incentive for the Adviser to make certain types of investments. Additionally, we rely on investment professionals from the Adviser to assist our Board with the valuation of our portfolio investments. The Adviser’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process of our portfolio investments. For the fiscal year ended December 31, 2020, the Adviser earned a base management fee of $12.4 million and an incentive fee of $8.7 million.
Our Adviser is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Our Board most recently determined to re-approve the Administration Agreement at a meeting held on October 29, 2020. Under the Administration Agreement, our Administrator performs, or oversees, or arranges for, the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC or any other regulatory authority. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our Administrator also provides significant managerial assistance on our behalf to those companies that have accepted our offer to provide such assistance. In full consideration of the provision of the services of our Administrator, we reimburse our Administrator for the costs and expenses incurred by our Administrator in performing its obligations and providing personnel and facilities under the Administration Agreement. Payments under the Administration Agreement are equal to an amount equal to our allocable portion (subject to the review of our Board) of our Administrator’s overhead, including rent and the allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.
The Adviser is the sole member of and controls the Administrator. For the fiscal year ended December 31, 2020, the Company reimbursed the Administrator $2.1 million for the services described above.
Our Administrator is located at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Staffing Agreement
The Adviser is an affiliate of TPC, with whom it has entered into a staffing agreement (the “Staffing Agreement”). Pursuant to the Staffing Agreement, TPC has made and will continue to make, subject to the terms of the Staffing Agreement, its investment and portfolio management and monitoring teams available to our Adviser. We believe that the Staffing Agreement (i) provides us with access to deal flow generated by TPC in the ordinary course of its business; (ii) provides us with access to TPC’s investment professionals, including its senior investment team led by Mr. Labe and Mr. Srivastava, and TPC’s non-investment employees; and (iii) commits certain key senior members of TPC’s Investment Committee to serve as members of our Adviser’s Investment Committee. Our Adviser is responsible for determining if we will participate in deal flow generated by TPC. Our Adviser takes advantage of the significant deal origination channels, rigorous due diligence process, disciplined underwriting methods, creative investment structuring and hands-on portfolio management and investment monitoring capabilities of TPC’s senior investment team. The Staffing Agreement may be terminated by either party with 60 days’ prior written notice.
License Agreement
We have also entered into a license agreement (the “License Agreement”) with TPC under which TPC has granted us a non-exclusive, royalty-free license to use the name “TriplePoint” and the TriplePoint logo. Under the License Agreement, we have a right to use the “TriplePoint” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “TriplePoint” name.
Securities Purchase Agreements
In October 2017, we entered into a securities purchase agreement (the “GSAM Securities Purchase Agreement”) with certain accounts managed by Goldman Sachs Asset Management, L.P. (the “GSAM Purchasers”), which beneficially own in aggregate more than 5.0% of our outstanding common stock, pursuant to which we sold to the GSAM Purchasers an aggregate of 1,594,007 shares of our common stock in October 2017 in a private offering exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D thereunder (the “October 2017 GSAM Shares”). Subsequently, in August 2018, pursuant to the terms of the GSAM Securities Purchase Agreement, the GSAM Purchasers purchased an additional 200,000 shares of our common stock in a private offering exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D thereunder (the “August 2018 GSAM Shares” and, together with the October 2017 GSAM Shares, the “GSAM Shares”).
Pursuant to the terms of the GSAM Securities Purchase Agreement, we have granted the GSAM Purchasers certain registration rights and the related right to participate in future equity offerings conducted by us. Specifically, the GSAM Purchasers have the right to sell up to one-third of the total number of GSAM Shares then held by them, in the aggregate, in any underwritten offering initiated by us. Additionally, the GSAM Purchasers have the right to cause us to file a shelf registration statement covering GSAM Shares to be sold by them.
In addition, in October 2017, in connection with entering into the GSAM Securities Purchase Agreement, we entered into a securities purchase agreement (the “Management Securities Purchase Agreement”) with Mr. Labe, Mr. Srivastava, and our then-serving Chief Financial Officer, pursuant to which we sold to such individuals an aggregate of 73,855 shares of our common stock in October 2017 in a private offering exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D thereunder (the “Management Shares”).
Pursuant to the terms of the Management Securities Purchase Agreement, Mr. Labe and Mr. Srivastava hold certain registration rights and the related right to participate in future equity offerings conducted by us. Specifically, they have the right to sell up to one-third of the total number of the Management Shares then held by them, in the aggregate, in any underwritten offering initiated by us. Additionally, they have the right to cause us to file a shelf registration statement covering Management Shares to be sold by them.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of all of Independent Directors has selected Deloitte to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. This selection is presented for ratification by the Stockholders. It is expected that a representative of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. The Company does not know of any direct or indirect financial interest of Deloitte in the Company.
Principal Accountant Fees and Services
The following aggregate fees by Deloitte, the Company’s independent registered accounting firm for the fiscal years ended December 31, 2020 and 2019, were billed to the Company for work attributable to audit, tax and other services provided to the Company for such fiscal years.

	2020	2019
Audit Fees	$731,687	$906,121
Audit-Related Fees	—	—
Tax Fees	35,000	39,085
All Other Fees	—	—
Total	$766,687	$945,206
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings. Of the audit fees billed for the years ended December 31, 2020 and 2019, $0 and $91,931, respectively, related to registration statement and prospectus filings.
Audit-Related Fees
Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance and filings. These services include assistance regarding federal, state, and local tax compliance and filings.
All Other Fees
Other fees would include fees billed for products and services other than the services reported above.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. Although there were no other fees incurred in the fiscal year ended December 31, 2020, if any of these would have been incurred, they would have been approved by the Audit Committee.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE AND TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

AUDIT COMMITTEE REPORT1
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2020.
Audit Firm Selection/Ratification
The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s registered independent auditors.
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP (“Deloitte”) has been the Company’s independent registered public accounting firm since the Company’s inception.
When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and considered, among other factors:
•the professional qualifications of Deloitte and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•Deloitte’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte’s communications with the Audit Committee related thereto;
•senior management’s assessment of Deloitte’s performance;
•the appropriateness of Deloitte’s fees relative to both efficiency and audit quality;
•Deloitte’s independence policies and processes for maintaining its independence;
•reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte;
•Deloitte’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•Deloitte’s demonstrated professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2020 with management and Deloitte, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also has discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has discussed with Deloitte its independence from management and the Company, as well as the matters in the written disclosures received from Deloitte as required by the applicable requirements of the PCAOB. The Audit Committee received a letter from Deloitte confirming its independence and discussed it with them. The Audit Committee reviewed and approved the amount of audit fees paid to Deloitte for the fiscal year ended December 31, 2020. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte’s audits and all fees paid to Deloitte during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
                            The Audit Committee
                            Gilbert E. Ahye, Chair
                            Steven P. Bird
                            Stephen A. Cassani
                            Cynthia M. Fornelli
1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
ANNUAL AND QUARTERLY REPORTS
Along with this Proxy Statement, the Company will make available to each stockholder a copy of its 2020 Annual Report required to be filed with the SEC for the year ended December 31, 2020.
Copies of these documents, including our 2020 Annual Report and any quarterly reports on Form 10-Q and current reports on Form 8-K, are available at our website at www.tpvg.com. Stockholders may also request printed copies of such materials (without exhibits, unless otherwise requested), without charge, by calling us at (650) 854-2090. You may also direct your request to TriplePoint Venture Growth BDC Corp., Attention: Investor Relations, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. Copies of such reports are also available free of charge on the SEC’s website at www.sec.gov.
DELIVERY OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
Brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record.
You can notify us by calling (650) 854-2090 or by writing to us at TriplePoint Venture Growth BDC Corp., Attention: Corporate Secretary, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2020 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.
SUBMISSION OF STOCKHOLDER PROPOSALS
We currently expect that the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held in May 2022, but the exact date, time and location of such meeting have yet to be determined. Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for the 2022 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive office no later than November 9, 2021, and that such proposal complies with all applicable requirements of Rule 14a-8.
In addition, any stockholder who intends to propose a nominee to the Board or propose any other business to be considered by the stockholders at the 2022 Annual Meeting (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8) must comply with the advance notice provisions and other requirements of our Bylaws, a copy of which is on file with the SEC, and may be obtained from our Corporate Secretary upon request. Any such proposals must be sent to our Corporate Secretary, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.
The advance notice provisions of our Bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the stockholders at the 2022 Annual Meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than October 10, 2021 and no later than 5:00 pm Eastern Time, on November 9, 2021 and must otherwise be a proper matter for action by the stockholders. We advise you to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations, including but not limited to the different notice submission date requirements in the event that the date the 2022 Annual Meeting is before April 13, 2022 or after June 12, 2022. Any such stockholder proposals must comply with all applicable requirements of our Bylaws, including supporting documentation and other information.

Proxies solicited by the Company will confer discretionary voting authority with respect to any stockholder proposals submitted pursuant to the advance notice provisions of our Bylaws, subject to SEC rules governing the exercise of this authority.
The above procedures and requirements are only a summary of the provisions in our Bylaws regarding stockholder nominations of directors and proposals of business to be considered by the stockholders. Please refer to our Bylaws for more information on stockholder proposal requirements. The Company reserves the right to reject, rule out of order, or to take other appropriate action with respect to any proposal that does not comply with the advance notice provisions and informational requirements of our Bylaws and other applicable requirements.
COMMUNICATIONS WITH THE BOARD
Any matter intended for the Board, or for any individual member of the Board, should be directed to our Corporate Secretary at 2755 Sand Hill Road, Suite 150, Menlo Park, CA 94025, with a request to forward the communication to the intended recipient. In general, any stockholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials.
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee. Complaints may be submitted on an anonymous basis.
The Chief Compliance Officer may be contacted at:
Carl M. Rizzo
TriplePoint Venture Growth BDC Corp.
Chief Compliance Officer
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
The Audit Committee Members may be contacted at:
Gilbert E. Ahye, Steven P. Bird, Stephen A. Cassani and/or Cynthia M. Fornelli
TriplePoint Venture Growth BDC Corp.
Audit Committee Member(s)
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025
You are cordially invited to attend our Annual Meeting virtually via live webcast. Whether or not you plan to attend the Annual Meeting via the live webcast, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope, or authorize a proxy to vote your shares via the Internet or telephone, so that you may be represented at the Annual Meeting.
Even if you plan to attend the meeting electronically via the live webcast, we urge you to complete, date, sign and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.
                                By Order of the Board of Directors,

                                /s/ Sajal K. Srivastava
                                Sajal K. Srivastava
                                Secretary
Menlo Park, California
March 9, 2021

PRIVACY NOTICE
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as are necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TPVG2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D33162-P50641 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TRIPLEPOINT VENTURE GROWTH BDC CORP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

Nominees:	For	Withhold
1a. Sajal K. Srivastava	☐	☐
1b. Stephen A. Cassani	☐	☐

NOTE: In their discretion, the proxyholders will vote on such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxies previously given with respect to the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Notice and Proxy Statement, Form 10-K and any other proxy materials are available at www.proxyvote.com

D33163-P50641

TRIPLEPOINT VENTURE GROWTH BDC CORP.
Annual Meeting of Stockholders
May 13, 2021 10:00 A.M., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of TriplePoint Venture Growth BDC Corp. (the "Company") acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement and hereby appoint(s) and authorize(s) James P. Labe and Sajal K. Srivastava, and each of them, and each with full power of substitution, to act as proxies for the undersigned to represent and vote, as designated on the reverse side of this ballot, all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.virtualshareholdermeeting.com/TPVG2021 on May 13, 2021 at 10:00 a.m., Pacific Time, and at all postponements or adjournments thereof. The undersigned hereby revoke(s) any proxy heretofore given with respect to such meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "How to Participate in the Annual Meeting".

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposal 1, FOR Proposal 2 and in the discretion of the proxies with respect to any other matters that may properly come before the meeting, subject to SEC rules.

Please mark, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

Continued and to be signed on the reverse side